Popular High Grade Fixed-Income Fund, Inc.

Schedule of Investments

September 30, 2025 (Unaudited)

Principal Amount/Description		Rate	Maturity	Value
Municipal Bonds (34.23%)
California (0.99%)
$355,000	Northern California Power Agency - Revenue Bonds (Series 2016)	5.679%	06/01/35	$369,204

Georgia (4.62%)
2,000,000	Development Authority of Gwinnett County - Revenue Bonds	4.170%	09/01/46	1,723,491

Maryland (8.87%)
1,250,000	County of Baltimore MD - General Obligation Unlimited Bonds (Series 2016)	2.988%	07/01/34	1,132,121
1,250,000	County of Baltimore MD - General Obligation Unlimited Bonds (Series 2016)	3.038%	07/01/35	1,117,693
1,200,000	County of Baltimore MD - General Obligation Unlimited Bonds (Series 2016)	3.088%	07/01/36	1,059,291

New York (0.16%)
58,717	New York State Dormitory Authority - Revenue Bonds (Series 2010H)	5.289%	03/15/33	59,771

Texas (13.88%)
600,000	Board of Regents of the University of Texas System - Revenue Bonds (Series 2016A)	3.852%	08/15/46	501,871
795,000	Permanent University Fund - Texas A&M University System - Revenue Bonds (Series 2015B)	3.600%	07/01/36	732,684
1,000,000	Texas A&M University - Revenue Bonds (Series 2017A)	3.231%	05/15/27	992,033
2,000,000	Texas A&M University - Revenue Bonds (Series 2017A)	3.331%	05/15/28	1,976,990
1,000,000	Texas A&M University - Revenue Bonds (Series 2017A)	3.481%	05/15/31	971,400

Virginia (2.43%)
945,000	Virginia Resources Authority - Revenue Bonds	4.250%	11/01/38	905,573

Washington (3.28%)
1,295,000	City of Seattle WA - General Obligation Limited Bonds (Series 2016B)	2.875%	04/01/32	1,221,278

Principal Amount/Description	Rate	Maturity	Value
Municipal Bonds (continued)

Total Municipal Bonds			$12,763,400
(Cost $13,826,569)

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Agencies (7.49%)
$2,700,000	Puerto Rico Housing Finance Authority - Revenue Bonds(a)	6.750%	12/01/28	$2,791,256

Total Puerto Rico Agencies				$2,791,256
(Cost $2,828,962)

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Government Instrumentalities Tax Exempt Notes (16.55%)
257,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Capital Appreciation Restructured Series A-1)(a)(b)	0.000%	07/01/27	242,983
4,775,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Capital Appreciation Restructured Series A-1)(a)(b)	0.000%	07/01/46	1,622,145
3,890,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Capital Appreciation Restructured Series A-1)(a)(b)	0.000%	07/01/51	973,458
3,450,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Restructured Series A-1)(a)	5.000%	07/01/58	3,329,498
Total Puerto Rico Government Instrumentalities Tax Exempt Notes				$6,168,084
(Cost $6,152,603)

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico GNMA Bonds (18.62%)(c)
$322,580	GNMA Pool 609097	5.000%	06/15/38	$324,707
288,999	GNMA Pool 719882	5.000%	08/15/39	300,668
249,031	GNMA Pool 691686	5.000%	02/15/40	259,088
113,895	GNMA Pool 593621	5.500%	12/15/32	114,488
142,555	GNMA Pool 572021	5.500%	01/15/33	143,467
34,151	GNMA Pool 597878(d)	5.500%	02/15/33	34,136
76,486	GNMA Pool 597885	5.500%	04/15/33	76,698
28,679	GNMA Pool 597888	5.500%	05/15/33	28,660
36,110	GNMA Pool 622056	5.500%	03/15/34	37,947
66,664	GNMA Pool 631039	5.500%	01/15/35	69,567
141,970	GNMA Pool 631045	5.500%	03/15/35	149,192
180,200	GNMA Pool 592837	5.500%	06/15/35	189,377
48,441	GNMA Pool 643745	5.500%	07/15/35	50,313
32,841	GNMA Pool 618256	5.500%	07/15/35	34,272
159,964	GNMA Pool 643758	5.500%	01/15/36	166,936

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico GNMA Bonds (18.62%)(c) (continued)
$248,387	GNMA Pool 678611	5.500%	11/15/38	$261,056
69,910	GNMA Pool 456374	6.000%	02/15/29	72,352
57,260	GNMA Pool 636530	6.000%	05/15/30	59,369
47,552	GNMA Pool 597883	6.000%	05/15/33	47,796
100,836	GNMA Pool 597887	6.000%	05/15/33	102,683
94,342	GNMA Pool 597899	6.000%	08/15/33	95,426
66,018	GNMA Pool 607382	6.000%	08/15/33	66,550
98,309	GNMA Pool 622036	6.000%	08/15/33	100,041
76,889	GNMA Pool 622041	6.000%	09/15/33	77,565
41,128	GNMA Pool 608642	6.000%	07/15/34	42,765
35,994	GNMA Pool 631050	6.000%	03/15/35	37,429
128,815	GNMA Pool 618257	6.000%	07/15/35	135,585
140,161	GNMA Pool 643759	6.000%	01/15/36	147,523
97,052	GNMA Pool 643761	6.000%	01/15/36	101,141
2,185,530	GNMA Pool 782087(d)	6.000%	04/15/36	2,323,944
65,502	GNMA Pool 647562	6.000%	05/15/36	68,115
185,048	GNMA Pool 638705	6.000%	11/15/36	195,104
64,307	GNMA Pool 663448	6.000%	03/15/37	64,451
104,146	GNMA Pool 678609	6.000%	11/15/38	109,620
27,873	GNMA Pool 572103	6.500%	04/15/34	27,951
70,356	GNMA Pool 572113	6.500%	06/15/34	74,260
42,324	GNMA Pool 572122	6.500%	07/15/34	44,672
55,046	GNMA Pool 572128	6.500%	08/15/34	58,101
17,602	GNMA Pool 572136	6.500%	10/15/34	18,578
41,385	GNMA Pool 592840	6.500%	07/15/35	42,982
121,496	GNMA Pool 592859	6.500%	12/15/35	129,170
1,286	GNMA Pool 618293	6.500%	12/15/35	1,288
43,055	GNMA Pool 592865	6.500%	01/15/36	43,318
61,343	GNMA Pool 592874	6.500%	03/15/36	64,014
34,092	GNMA Pool 592880	6.500%	04/15/36	35,985
133,865	GNMA Pool 678612	6.500%	11/15/38	142,323
163,779	GNMA Pool 678608	7.000%	12/15/38	172,764
Total Puerto Rico GNMA Bonds				$6,943,437
(Cost $6,651,965)

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Fannie Mae Bonds (48.92%)(e)
601,920	FNMA Pool AC0808	5.000%	11/01/39	616,435
174,463	FNMA Pool 758601	5.500%	01/01/35	181,340
136,763	FNMA Pool 745292	5.500%	05/01/35	140,010
930,146	FNMA Pool 827687(d)	5.500%	11/01/35	967,817
368,333	FNMA Pool 827684(d)	5.500%	11/01/35	382,074
382,372	FNMA Pool 827698(d)	5.500%	12/01/35	396,632
325,109	FNMA Pool 827695	5.500%	12/01/35	337,238
245,457	FNMA Pool 829461(d)	5.500%	01/01/36	254,614
185,857	FNMA Pool 850019	5.500%	04/01/36	192,788
238,542	FNMA Pool 850022	5.500%	04/01/36	247,441
261,749	FNMA Pool 827685(d)	6.000%	11/01/35	275,182
38,234	FNMA Pool 827696	6.000%	12/01/35	39,044
1,295,925	FNMA Pool 827712(d)	6.000%	01/01/36	1,372,019
255,110	FNMA Pool 827709(d)	6.000%	01/01/36	268,199

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Fannie Mae Bonds (48.92%)(e) (continued)
$898,687	FNMA Pool 849985(d)	6.000%	02/01/36	$951,467
543,003	FNMA Pool 849982	6.000%	02/01/36	572,880
145,104	FNMA Pool 850010(d)	6.000%	03/01/36	151,752
910,403	FNMA Pool 850013(d)	6.000%	03/01/36	963,875
413,246	FNMA Pool 850023(d)	6.000%	04/01/36	435,986
253,282	FNMA Pool 850020(d)	6.000%	04/01/36	266,284
761,250	FNMA Pool 850033(d)	6.000%	05/01/36	805,933
70,733	FNMA Pool 850029(d)	6.000%	05/01/36	72,232
721,436	FNMA Pool 850042(d)	6.000%	06/01/36	763,817
75,883	FNMA Pool 850039	6.000%	06/01/36	78,739
180,092	FNMA Pool 850055	6.000%	07/01/36	188,131
766,788	FNMA Pool 850058	6.000%	07/01/36	811,823
88,741	FNMA Pool 850069	6.000%	08/01/36	92,080
193,800	FNMA Pool 881251	6.000%	09/01/36	203,881
460,712	FNMA Pool 881266(d)	6.000%	10/01/36	485,321
75,880	FNMA Pool 881262	6.000%	10/01/36	78,732
77,711	FNMA Pool 881281	6.000%	11/01/36	80,287
1,071,164	FNMA Pool 904973(d)	6.000%	02/01/37	1,134,124
171,200	FNMA Pool 904968(d)	6.000%	02/01/37	178,836
286,617	FNMA Pool 905013(d)	6.000%	05/01/37	300,923
740,489	FNMA Pool 909131(d)	6.000%	12/01/37	784,010
162,083	FNMA Pool 953094	6.000%	01/01/38	169,504
73,222	FNMA Pool 835580	6.500%	07/01/35	74,392
415,431	FNMA Pool 850030(d)	6.500%	05/01/36	443,489
845,836	FNMA Pool 850034(d)	6.500%	05/01/36	903,616
1,466,048	FNMA Pool 850043(d)	6.500%	06/01/36	1,575,596
Total Puerto Rico Fannie Mae Bonds				$18,238,543
(Cost $17,309,743)

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Freddie Mac Bonds (1.44%)(f)
154,996	FGLMC Pool G08831(d)	4.000%	08/01/48	149,076
5,798	FGLMC Pool D97957	5.500%	01/01/26	5,853
19,171	FGLMC Pool A35321	5.500%	06/01/35	19,908
351,072	FGLMC Pool A45241(d)	6.000%	02/01/35	362,166
379	FGLMC Pool A64760	6.000%	07/01/37	397
Total Puerto Rico Freddie Mac Bonds				$537,400
(Cost $531,624)

Principal Amount/Description		Rate	Maturity	Value
Corporate Bonds (6.59%)
1,727,000	Microsoft Corp.(g)	3.450%	08/08/36	1,576,430
300,000	Microsoft Corp.(g)	3.700%	08/08/46	247,230
750,000	Microsoft Corp.(g)	3.750%	02/12/45	634,277
Total Corporate Bonds				$2,457,937
(Cost $2,781,439)

Principal Amount/Description		Rate	Maturity	Value
US Government Sponsored Entities (7.84%)
$3,000,000	Federal Farm Credit Banks Funding Corp.(d)	2.830%	11/28/28	$2,921,302
(Cost $2,976,656)

Total Investments (141.68%)
(Cost $53,059,561)				$52,821,359

Liabilities in Excess of Other Assets (-41.68%)				(15,538,535)
NET ASSETS (100.00%)				$37,282,824

(a)	These securities are the exchanged bonds under the COFINA's Third Amended Plan of Adjustment (the "Plan").

(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(c)	Puerto Rico GNMA - Represents mortgage-backed obligations guaranteed by the Government National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

(d)	A portion or all of the security has been pledged as collateral for securities sold under agreements to repurchase.

(e)	Puerto Rico Fannie Mae - Represents mortgage-backed obligations guaranteed by the Federal National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

(f)	Puerto Rico Freddie Mac - Represents mortgage-backed obligations guaranteed by the Federal Home Loan Mortgage Corporation. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

(g)	Security may be called before its maturity date.

Reverse Repo Agreements

Counterparty	Interest Rate	Acquisition Date	Maturity Date	Amount
Goldman Sachs	4.45%	09/10/2025	10/08/2025	$(7,421,000)
J.P. Morgan Chase & Co.	4.36%	09/17/2025	10/15/2025	(6,901,522)
Santander	4.60%	09/15/2025	10/01/2025	(714,950)
South Street Securities	4.60%	09/30/2025	10/01/2025	(675,000)
				$(15,712,472)

Popular High Grade Fixed-Income Fund, Inc.

Notes to Quarterly Schedule of Investments

September 30, 2025 (Unaudited)

NOTE 1. REPORTING ENTITY AND SIGNIFICANT ACCOUNTING POLICIES

Popular High Grade Fixed-Income Fund, Inc. (the "Fund") is a non-diversified, open-end investment company. The Fund is a corporation organized under the Investment Company Act of 1940, as amended (the “1940 Act”) since May 21, 2021. The Fund was incorporated on August 13, 2002 and started operations on September 24, 2002.

The Fund’s primary investment objective is to seek to provide a high level of current income that is consistent with the preservation of capital. There can be no assurance that the Fund will achieve its objectives.

Accounting Policies:

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

(a)	Valuation of Investments – All securities are presented at fair value, which is determined by the Fund’s administrator, ALPS Fund Services, Inc. (the "Administrator"), with the assistance of the Fund’s investment adviser, Popular Asset Management LLC (the "Investment Adviser") (refer to Note 3 for details on investment agreements), on the basis of valuations provided by dealers or by pricing services approved by the Fund’s management and Board of Directors. See Note 2 for further discussions regarding fair value disclosures.

(b)	Other – Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Premiums and discounts on securities purchased are amortized over the life or the expected life of the respective securities using the effective interest method. Interest and dividend income on preferred equity securities are accrued daily except when collection is not expected. For other equity securities, dividend income is recorded on the ex-dividend date. Certain dividends from U.S. sources are subject to a 10% U.S. income tax withholding. Such income is reflected in the Statement of Operations net of the applicable withholdings.

Popular High Grade Fixed-Income Fund, Inc.

Notes to Quarterly Schedule of Investments

September 30, 2025 (Unaudited)

NOTE 2. FAIR VALUE MEASUREMENTS

Under GAAP, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A fair value measurement assumes that the transaction to sell the asset or transfer the liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous market for the asset or liability.

GAAP establishes a fair value hierarchy that prioritizes the inputs and valuation techniques used to measure fair value into three levels in order to increase consistency and comparability in fair value measurements and disclosures. The classification of assets and liabilities within the hierarchy is based on whether the inputs to the valuation methodology used for the fair value measurement are observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources. Unobservable inputs reflect the Fund’s estimates about assumptions that market participants would use in pricing the asset or liability based on the best information available.

The hierarchy is broken down into three levels based on the reliability of inputs as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date. Valuation of these instruments does not need a significant degree of judgment since valuations are based on quoted prices that are readily available in an active market.

Level 2 –	Quoted prices other than those included in Level 1 that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, or other inputs that are observable or that can be corroborated by observable market data for substantially the full term of the financial instrument.

Level 3 –	Unobservable inputs are significant to the fair value measurement. Unobservable inputs reflect the Fund’s own assumptions about assumptions that market participants would use in pricing the asset or liability.

The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Fair value is based upon quoted market prices when available. If listed prices or quotes are not available, the Fund employs internally-developed models that primarily use market-based inputs including yield curves, interest rates, volatilities, and credit curves, among others. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results. In addition, the fair value estimates are based on outstanding balances without attempting to estimate the value of anticipated future business. Therefore, the estimated fair value may materially differ from the value that could actually be realized in a sale.

Popular High Grade Fixed-Income Fund, Inc.

Notes to Quarterly Schedule of Investments

September 30, 2025 (Unaudited)

On August 4, 2022, the Board of Directors of the Fund appointed the Investment Adviser, as the Fund’s Valuation Designee. The Valuation Designee is responsible for overseeing and implementing the procedures and functions related to the valuation of portfolio securities for the purpose of determining the NAV of the Fund. In addition, the Valuation Designee is responsible for determining:

●	The fair valuation of all securities for which no price or value is available at the time the Fund’s NAV is calculated on a particular day.

●	The fair valuation of portfolio instruments for which the prices or values available do not, in the judgment of the Investment Adviser, represent the fair valuation of such portfolio instruments.

Fixed income securities including mortgage and other asset-backed securities ("MBS"), collateralized mortgage obligations, obligations of Puerto Rico and political subdivisions, obligations of U.S. Government Sponsored Entities, State and Municipal Obligations, US Corporate Bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Below is a description of the Fund’s valuation methodologies used for assets measured at fair value:

Mortgage and other asset-backed securities: MBS are priced based on a bond’s theoretical value derived from the prices of similar bonds; “similar” being defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The agency MBS are classified as Level 2. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available.

Collateralized mortgage obligations: Agency and private collateralized mortgage obligations (“CMOs”) are priced based on a bond’s theoretical value from similar bonds; “similar” being defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The option adjusted spread includes prepayment and volatility assumptions, ratings (whole loans collateral) and spread adjustments. CMOs that include a significant adjustment based on assumptions important to market participants, such as credit risk, source of payment, etc., are classified as Level 3.

Obligations of Puerto Rico and political subdivisions: Fair value of Puerto Rico obligations and political subdivisions are obtained from third-party pricing service providers. They are segregated and the like characteristics divided into specific sectors. Market inputs used in the evaluation process include all or some of the following: trades, bid price or spread, quotes, benchmark curves including but not limited to Treasury benchmarks, swap curves, and discount and capital rates. These bonds are classified as Level 2.

Popular High Grade Fixed-Income Fund, Inc.

Notes to Quarterly Schedule of Investments

September 30, 2025 (Unaudited)

Obligations of U.S. Government sponsored entities, and U.S. Agency Securities: The fair value of U.S. Government sponsored entities is based on quoted market prices for similar securities on an active market. U.S. agency securities are classified as Level 2. U.S. agency structured notes are priced based on a bond’s theoretical value from similar bonds defined by credit quality and market sector, and for which the fair value incorporates an option adjusted spread in deriving their fair value. These securities are classified as Level 2.

U.S. Corporate Bonds: The fair value of corporate bonds is obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and based on quoted market prices for similar securities for which the fair value incorporates a credit spread in deriving their fair value. These securities are classified as Level 2.

Futures contracts: The fair value of futures contracts is based on quoted market prices obtained from an active exchange market. Futures contracts involve Ten Year U.S. Treasury Notes and are classified as Level 1.

The following is a summary of the levels within the fair value hierarchy in which the Fund invests based on inputs used to determine the fair value of such securities:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Municipal Bonds	$–	$12,763,400	$–	$12,763,400
Puerto Rico Agencies	–	2,791,256	–	2,791,256
Puerto Rico Government Instrumentalities Tax Exempt Notes	–	6,168,084	–	6,168,084
Puerto Rico GNMA Bonds	–	6,943,437	–	6,943,437
Puerto Rico Fannie Mae Bonds	–	18,238,543	–	18,238,543
Puerto Rico Collateralized Mortgage Obligations	–	537,400	–	537,400
Corporate Bonds	–	2,457,937	–	2,457,937
US Government Sponsored Entities	–	2,921,302	–	2,921,302
Total	$–	$52,821,359	$–	$52,821,359

*	Refer to the Fund's Schedule of Investments for a listing of securities by type.

Popular High Grade Fixed-Income Fund, Inc.

Notes to Quarterly Schedule of Investments

September 30, 2025 (Unaudited)

NOTE 3. RISKS AND UNCERTAINTIES

The Fund is exposed to various types of risks, such as geographic concentration, industry concentration, non-diversification, interest rate, and credit risks, among others. This list is qualified in its entirety by reference to the more detailed information provided in the prospectus for the securities issued by the Fund.

Market Risk. Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. There is a risk that you could lose all or a portion of your investment in the Fund and that the income you receive from your investment may vary. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. The values of debt securities and other fixed-income securities in which the Fund may invest also will be affected by market interest rates and the risk that the issuer may default on interest, principal or dividend payments. Specifically, since these types of securities pay fixed interest and dividends, their value may fall if market interest rates rise and rise if market interest rates fall.

Interest Rate Risk. Interest rate risk is the risk that interest rates will rise so that the value of the Fund's investments will fall. Also, the Fund's yield will tend to lag behind changes in short-term interest rates. In addition, during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock-in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full), and reduce the value of the security. This is known as extension risk, which the Fund is also subject to. Conversely, during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. This is known as prepayment risk, which the Fund is also subject to.

Credit Risk. Credit risk is the risk that the issuer will be unable to pay the interest or principal on its obligations when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. The price of fixed-income securities will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer’s credit ratings or other news affects the market’s perception of the issuer’s credit risk.

Popular High Grade Fixed-Income Fund, Inc.

Notes to Quarterly Schedule of Investments

September 30, 2025 (Unaudited)

Mortgage- and Asset-Backed Securities Risks. Mortgage-backed securities and asset-backed securities represent interests in “pools” of mortgages or other assets. Mortgage-backed and asset-backed securities, like traditional fixed-income securities, are subject to credit, interest rate, prepayment and extension risks. Mortgage-backed securities, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. Since a portion of the assets of the Fund is expected to be invested in mortgage-backed securities, the potential for increasing the Fund’s exposure to these and other risks related to such securities might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case.

NOTE 4. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these agreements is unknown. However, the Fund has not paid prior claims or losses pursuant to these contracts and expects the risk of losses to be remote.